MONTHLY SERVICER'S CERTIFICATE
                          CARMAX AUTO SUPERSTORES, INC.
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                             CARMAX AUTO OWNER TRUST
                                  SERIES 2004-1
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

    Collection Period                                                                             01/01/05-01/31/05
    Determination Date                                                                                   02/09/2005
    Distribution Date                                                                                    02/15/2005


    Pool Balance
    ------------

     1 . Pool Balance on the close of the last day of the preceding
         Collection Period                                                                    $      461,658,855.56

     2 . Collections allocable to Principal                                                   $       15,409,101.17

     3 . Purchase Amount allocable to Principal                                               $                0.00

     4 . Defaulted Receivables                                                                $          256,524.08

                                                                                                 -------------------
     5 . Pool Balance on the close of the last day of the Collection Period                   $      445,993,230.31
         (Ln1 - Ln2 - Ln3 - Ln4)

     6 . Initial Pool Balance                                                                 $      600,000,002.26

                                                                            Beginning                   End
     7 . Note Balances                                                      of Period                of Period
                                                                     -----------------------------------------------
         a. Class A-1 Note Balance                                   $              0.00     $                 0.00
         b. Class A-2 Note Balance                                   $    113,797,351.48     $       100,129,093.45
         c. Class A-3 Note Balance                                   $    161,000,000.00     $       161,000,000.00
         d. Class A-4 Note Balance                                   $    128,000,000.00     $       128,000,000.00
         e. Class B Note Balance                                     $     13,849,765.67     $        13,379,796.91
         f. Class C Note Balance                                     $     16,158,059.94     $        15,609,763.06
         g. Class D Note Balance                                     $     20,774,648.50     $        20,069,695.36
                                                                         ----------------        -------------------
         h. Note Balance (sum a - f)                                 $    453,579,825.59     $       438,188,348.78

     8 . Pool Factors

         a. Class A-1 Note Pool Factor                                         0.0000000                  0.0000000
         b. Class A-2 Note Pool Factor                                         0.8492340                  0.7472320
         c. Class A-3 Note Pool Factor                                         1.0000000                  1.0000000
         d. Class A-4 Note Pool Factor                                         1.0000000                  1.0000000
         e. Class B Note Pool Factor                                           0.7694314                  0.7433221
         f. Class C Note Pool Factor                                           0.7694314                  0.7433221
         g. Class D Note Pool Factor                                           0.7694314                  0.7433221
                                                                         ----------------        -------------------
         h. Note Pool Factor                                                   0.7559664                  0.7303139

     9 . Overcollateralization Target Amount                                                  $        7,804,881.53

    10 . Current overcollateralization amount (Pool Balance - Note Balance)                   $        7,804,881.53

    11 . Weighted Average Coupon                                                              %               7.86%

    12 . Weighted Average Original Term                                                      months           60.47

    13 . Weighted Average Remaining Term                                                     months           47.85

    Collections
    -----------

    14 . Finance Charges:

         a. Collections allocable to Finance Charge                                           $        3,155,739.84
         b. Liquidation Proceeds allocable to Finance Charge                                  $                6.42
         c. Purchase Amount allocable to Finance Charge                                       $                0.00
                                                                                                 -------------------
         d. Available Finance Charge Collections (sum a - c)                                  $        3,155,746.26

    15 . Principal:
         a. Collections allocable to Principal                                                $       15,409,101.17
         b. Liquidation Proceeds allocable to Principal                                       $           62,734.96
         c. Purchase Amount allocable to Principal                                            $                0.00
                                                                                                 -------------------
         d. Available Principal Collections (sum a - c)                                       $       15,471,836.13

    16 . Total Finance Charge and Principal Collections (14d + 15d)                           $       18,627,582.39

    17 . Interest Income from Collection Account                                              $           29,968.46

    18 . Simple Interest Advances                                                             $                0.00

                                                                                                 -------------------
    19 . Available Collections (Ln16 + Ln17 + Ln18)                                           $       18,657,550.85

    Required Payment Amount
    -----------------------

    20 . Total Servicing Fee
         a. Monthly Servicing Fee                                                             $          384,715.71
         b. Amount Unpaid from Prior Months                                                   $                0.00
         c. Amount Paid                                                                       $          384,715.71
                                                                                                 -------------------
         d. Shortfall Amount (a + b - c)                                                      $                0.00

    21 . Class A Noteholder Interest Amounts
         a. Class A-1 Monthly Interest                                                        $                0.00
         b. Additional Note Interest related to Class A-1 Monthly Interest                    $                0.00
         c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest    $                0.00
                                                                                                 -------------------
         d. Total Class A-1 Note Interest (sum a - c)                                         $                0.00

         e. Class A-2 Monthly Interest                                                        $          177,334.21
         f. Additional Note Interest related to Class A-2 Monthly Interest                    $                0.00
         g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest    $                0.00
                                                                                                 -------------------
         h. Total Class A-2 Note Interest (sum e-g)                                           $          177,334.21

         i. Class A-3 Monthly Interest                                                        $          356,883.33
         j. Additional Note Interest related to Class A-3 Monthly Interest                    $                0.00
         k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest    $                0.00
                                                                                                 -------------------
         l. Total Class A-3 Note Interest (sum i-k)                                           $          356,883.33

         m. Class A-4 Monthly Interest                                                        $          363,733.33
         n. Additional Note Interest related to Class A-4 Monthly Interest                    $                0.00
         o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest    $                0.00
                                                                                                 -------------------
         p. Total Class A-4 Note Interest (sum m-o)                                           $          363,733.33

    22 . Priority Principal Distributable Amount                                              $                0.00

    23 . Class B Noteholder Interest Amount
         a. Class B Monthly Interest                                                          $           31,392.80
         b. Additional Note Interest related to Class B Monthly Interest                      $                0.00
         c. Interest Due on Additional Note Interest related to Class B Monthly Interest      $                0.00
                                                                                                 -------------------
         d. Total Class B Note Interest (sum a-c)                                             $           31,392.80

    24 . Secondary Principal Distributable Amount                                             $                0.00

    25 . Class C Noteholder Interest Amount
         a. Class C Monthly Interest                                                          $           40,664.45
         b. Additional Note Interest related to Class C Monthly Interest                      $                0.00
         c. Interest Due on Additional Note Interest related to Class C Monthly Interest      $                0.00
                                                                                                 -------------------
         d. Total Class C Note Interest (sum a-c)                                             $           40,664.45

    26 . Tertiary Principal Distributable Amount                                              $                0.00

    27 . Class D Noteholder Interest Amount
         a. Class D Monthly Interest                                                          $           60,938.97
         b. Additional Note Interest related to Class D Monthly Interest                      $                0.00
         c. Interest Due on Additional Note Interest related to Class D Monthly Interest      $                0.00
                                                                                                 -------------------
         d. Total Class C Note Interest (sum a-c)                                             $           60,938.97

    28 . Required Payment Amount (Sum: Ln 20 - Ln 27)                                         $        1,415,662.80

    29 . Regular Principal Distributable Amount                                               $       15,391,476.81

    30 . Unreimbursed Servicer Advances                                                       $                0.00

    Available Funds
    ---------------

    31 . Available Collections                                                                $       18,657,550.85

    32 . Reserve Account Draw Amount                                                          $                0.00
                                                                                                 -------------------

    33 . Available Funds                                                                      $       18,657,550.85

    Collection Account Activity
    ---------------------------

    34 . Deposits
         a. Total Daily Deposits of Finance Charge Collections                                $        3,155,746.26
         b. Total Daily Deposits of Principal Collections                                     $       15,471,836.13
         c. Withdrawal from Reserve Account                                                   $                0.00
         d. Interest Income                                                                   $           29,968.46
                                                                                                 -------------------
         e. Total Deposits to Collection Account (sum a - d)                                  $       18,657,550.85

    35 . Withdrawals
         a. Servicing Fee and Unreimbursed Servicer Advances                                  $          384,715.71
         b. Deposit to Note Payment Account for Monthly Note Interest/Principal               $       16,422,423.90
         c. Deposit to Reserve Account                                                        $                0.00
         d. Excess Funds(Deposit to Certificate Payment Account for payment to
             Certificateholder)                                                               $        1,850,411.24
                                                                                                 -------------------
         e. Total Withdrawals from Collection Account(sum a - d)                              $       18,657,550.85

    Note Payment Account Activity
    -----------------------------

    36 . Deposits
         a. Class A-1 Interest Distribution                                                   $                0.00
         b. Class A-2 Interest Distribution                                                   $          177,334.21
         c. Class A-3 Interest Distribution                                                   $          356,883.33
         d. Class A-4 Interest Distribution                                                   $          363,733.33
         e. Class B Interest Distribution                                                     $           31,392.80
         f. Class C Interest Distribution                                                     $           40,664.45
         g. Class D Interest Distribution                                                     $           60,938.97

         h. Class A-1 Principal Distribution                                                  $                0.00
         i. Class A-2 Principal Distribution                                                  $       13,668,258.03
         j. Class A-3 Principal Distribution                                                  $                0.00
         k. Class A-4 Principal Distribution                                                  $                0.00
         l. Class B Principal Distribution                                                    $          469,968.76
         m. Class C Principal Distribution                                                    $          548,296.88
         n. Class D Principal Distribution                                                    $          704,953.14
                                                                                                 -------------------
         m. Total Deposits to Note Payment Account (sum a - n)                                $       16,422,423.90

    37 . Withdrawals
         a. Class A-1 Distribution                                                            $                0.00
         b. Class A-2 Distribution                                                            $       13,845,592.24
         c. Class A-3 Distribution                                                            $          356,883.33
         d. Class A-4 Distribution                                                            $          363,733.33
         e. Class B Distribution                                                              $          501,361.56
         f. Class C Distribution                                                              $          588,961.33
         g. Class D Distribution                                                              $          765,892.11
                                                                                                 -------------------
         h. Total Withdrawals from Note Payment Account (sum a - g)                           $       16,422,423.90

    Certificate Payment Account Activity
    ------------------------------------

    38 . Deposits
         a. Excess Funds                                                                      $        1,850,411.24
         b. Reserve Account surplus                                                           $            5,419.03
                                                                                                 -------------------
         c  Total Deposits to Certificate Payment Account (sum a - b)                         $        1,855,830.27

    39 . Withdrawals
         a. Certificateholder Distribution                                                    $        1,855,830.27
                                                                                                 -------------------
         b. Total Withdrawals from Certificate Payment Account                                $        1,855,830.27

    Required Reserve Account Amount
    -------------------------------

    40 . Required Reserve Account Increase Event has occurred and is continuing (YES /  NO)?                     NO

       If no Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of: (Ln41 (a) or Ln41 (b))

    41 . Lesser of: (a or b)
         a. $3,000,000.00                                                                     $        3,000,000.00
         b.  Note Balance                                                                     $      438,188,348.78

       If a Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of: (Ln 42(a) or Ln42 (b))

    42 . Lesser of: (a or b)
         a. $4,500,000.00 $ n/a b. Note Balance $ n/a

    43 . Required Reserve Account Amount                                                      $        3,000,000.00


    Reserve Account Reconciliation
    ------------------------------

    44 . Beginning Balance (as of end of preceding Distribution Date)                         $        3,000,000.00
    45 . Investment Earnings                                                                  $            5,419.03
    46 . Reserve Account Draw Amount                                                          $                0.00
                                                                                                 -------------------
    47 . Reserve Account Amount (Ln 44 + Ln45 - Ln46)                                         $        3,005,419.03
    48 . Deposit from Available Funds (Ln 35c)                                                $                0.00
    49 . Payment to Seller if Reserve Account Balance exceeds Required Reserve
           Account Amount                                                                     $            5,419.03
    50 . Ending Balance (Ln47 + Ln48 - Ln49)                                                  $        3,000,000.00
    51 . Reserve Account Deficiency (Ln43 - Ln50)                                             $                0.00

    Instructions to the Trustee
    ---------------------------

    52 . Amount to be deposited from the Reserve Account into the Collection Account          $                0.00
    53 . Amount to be paid to Servicer from the Collection Account                            $          384,715.71
    54 . Amount to be deposited from the Collection Account into the Note Payment Account     $       16,422,423.90
    55 . Amount to be deposited from the Collection Account into the Certificate
           Payment Account                                                                    $        1,850,411.24
    56 . Amount to be deposited from the Collection Account into the Reserve Account          $                0.00
    57 . Amount to be deposited from the Reserve Account into the Certificate Payment
           Account for payment to the Certificateholder if Reserve Account Balance exceeds
           Required Reserve Amount                                                            $            5,419.03
    58 . Amount to be paid to Class A-1 Noteholders from the Note Payment Account             $                0.00

    59 . Amount to be paid to Class A-2 Noteholders from the Note Payment Account             $       13,845,592.24
    60 . Amount to be paid to Class A-3 Noteholders from the Note Payment Account             $          356,883.33
    61 . Amount to be paid to Class A-4 Noteholders from the Note Payment Account             $          363,733.33
    62 . Amount to be paid to Class B Noteholders from the Note Payment Account               $          501,361.56
    63 . Amount to be paid to Class C Noteholders from the Note Payment Account               $          588,961.33
    64 . Amount to be paid to Class D Noteholders from the Note Payment Account               $          765,892.11
    65 . Amount to be paid to Certificateholders from the Certificate Payment Account
           with respect to Excess Funds and Reserve Account surplus                           $        1,855,830.27

    Net Loss and Delinquency Activity
    ---------------------------------

    66 . Net Losses with respect to preceding Collection Period                               $          193,782.70

    67 . Cumulative Net Losses                                                                $        1,716,605.03

    68 . Cumulative Net Loss Percentage                                                               0.2861%

    69 . Delinquency Analysis                                               Number of                Principal
                                                                              Loans                   Balance
                                                                     -----------------------------------------------
         a. 31 to 60 days past due                                             251            $        3,287,961.14
         b. 61 to 90 days past due                                             87             $        1,034,635.64
         c. 91 or more days past due                                           63             $          627,384.12
                                                                     -----------------------------------------------
         d. Total (sum a - c)                                                  401                     4,949,980.90



    IN WITNESS WHEREOF, the undersigned has duly executed this certificate on February 09, 2005.

    CARMAX AUTO SUPERSTORES, INC.
    =================================================================
    As Servicer

    By:         /S/ Keith D. Browning
            ---------------------------------------------------------

    Name:        Keith D. Browning
            ---------------------------------------------------------

    Title:  Executive Vice President and Chief Financial Officer
            ---------------------------------------------------------